                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 26, 2009


                             FRANKLIN WIRELESS CORP.
             (Exact name of registrant as specified in its charter)

            NEVADA                  0-11616                95-3733534
            ------                  -------                ----------
 (State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

             5440 MOREHOUSE DRIVE, SUITE 1000, SAN DIEGO, CA 92121
             -----------------------------------------------------
                        (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (858) 623-0000

SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 26, 2009, the employment of Nick Lim, Senior Vice President, was terminated by the Company.



                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 1, 2009
                                               Franklin Wireless Corp.,
                                               a Nevada corporation

                                               By: /s/ OC KIM
                                                   ---------------------
                                                   OC Kim
                                                   President